UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2015

New Peoples Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-33411

VA	31-1804543
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

67 Commerce Drive

Honaker, VA 24260

(Address of principal executive offices, including zip code)

(276) 873-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 28, 2015, New Peoples Bank, Inc. (the “Bank”), a wholly owned subsidiary of New Peoples Bankshares, Inc., recorded a recovery of $1.2 million from proceeds of a life insurance policy it had acquired in 2010 as part of a settlement with a former borrower on several defaulted loans. The insured party on the policy passed away earlier this year. The Bank had charged off these loans in 2008. Management is evaluating the impact the recovery may have on earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PEOPLES BANKSHARES, INC.
(Registrant)

Date: September 1, 2015	By:	/s/ JOSEPH D. PENNINGTON
Joseph D. Pennington
Senior Vice President and Chief Financial Officer